MOLECULIN





February 2024
Investor Presentation








Disclaimer

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. Our potential to sustain our relationship with MD Anderson revolves around the continued collaboration and capitalizing on intellectual property resulting from sponsored research. The feasibility and promptness of our clinical trials are influenced by regulatory stipulations from entities like the US Food & Drug Administration and their global counterparts. The implications of global events, such as the conflict in Ukraine, the COVID-19 pandemic, and prevalent supply chain challenges, play a role in our forward-looking statements. Additionally, our ongoing need for financing, fueling our clinical trial and product development initiatives, securing regulatory approvals in essential markets, and sourcing cost-effective drug solutions are core to our forward-looking statements. Furthermore, our commitments concerning intellectual property licenses, the potential efficacy of our drug candidates, market reception, potential product liabilities, and the emerging competitive landscape are also fundamental to our forward-looking statements. Our dependencies on third-party manufacturers, strategies for establishing business collaborations, the defense of our intellectual property rights, our plans for fostering company growth, and the imperative to retain key executive personnel also guide our projections. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this presentation may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. More detailed information about Moleculin is set forth in our filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov. Data related to currently active trials of Moleculin, such as MB-106 & MB-107, are preliminary and subject to change until a final Clinical Study Report is published.

MOLECULIN

Core Management Belief…

Anthracyclines represent the most important first line treatments for AML and Advanced STS.

Annamycin allows, for the first time ever, a clear majority of patients to benefit from these treatments.

Our Team

Management Team



Walter V. Klemp
Founder, President, CEO and Chairman
soliton ZENO Inc. 500 Prypers



Donald Picker, PhD
Chief Scientific Officer
SYNERGY



Jonathan P. Foster
Executive VP & Chief Financial Officer
Prypers Deloitte.



Dr. John Paul Waymack
Senior Chief Medical Officer
FDA



Sandra Silberman, MD, PhD
Chief Medical Officer – New Products
AstraZeneca Roche Bristol Myers Squibb Pfizer



Wolfram C. M. Dempke, MD, PhD, MBA
European Chief Medical Officer
NOVARTIS Incyte KYOWA KIRIN EISAI Pharma



Robert Shepard, MD, FACP
Medical Advisor
DANA-FARBER FDA HARVARD Takeda Tufts

Board of Directors



Walter V. Klemp
Founder, President, CEO and Chairman
soliton ZENO Inc. 500 Prypers



Michael D. Cannon
Director
teva TREVI



Elizabeth Cermak
Director
Johnson & Johnson clarus QUE



John Climaco
Director
CNS axial



Robert E. George
Director
PriceWaterhouseCoopers



Joy Yan, MD, PhD
Director
AMBRX CHECKMATE Bristol Myers Squibb



MOLECULIN

We Are Advancing

A growing pipeline of clinical programs to treat highly resistant cancers and viruses.

Annamycin

Lead program, next-generation non-cardiotoxic anthracycline with notable signs of efficacy in AML and STS

Pipeline Expansion

Opportunities for additional high-value oncology indications

Global Expert Network & Strategic Partnerships

Preeminent global collaborators across preclinical and clinical programs

Efficient Capital Structure

Capital to fund operations into the fourth quarter of 2024, leveraging externally funded trials

Priority Drug Candidate Development Pipeline

PROGRAM	INDICATION	PRECLINICAL / PHASE 1 / PHASE 2	
Annamycin	Acute Myeloid Leukemia	Internally Funded "5+3" Phase 1B/2	Orphan Drug Designation in AML & STS; Fast Track Status in AML & STS; Potential for additional indications; Unique, patent-pending liposomal formulation for Annamycin
Annamycin	Soft Tissue Sarcoma Lung Metastases	Two Trials – Monthly and Weekly Dosing P1B/2	
WP1066	Pediatric Brain Tumors, Including DPIG	Preclinical through Phase 1	Builds upon two Phase 1 brain tumor studies (one adult and one pediatric)
WP1122	GBM, Other Tumors	Preclinical through Phase 1	RP2D set. In discussions with academic institutions for Phase 2 development

Traditional Anthracycline Cardiotoxicity Creates Significant Need for

Next-Generation Anthracyclines

Cardiotoxicity Limits

Application, Number of Treatments, and Efficacy

Limitations of Current Anthracyclines

Increased Risk for Relapsed or Refractory Disease

specifically in AML

Limited Response

and high refractory and relapse rates in STS Lung Metastases

Unfit for Elderly Adults

because of cardiotoxicity

Restricted Use in Other Patients

with specific co-morbidities

Pathway for AML Patients Showing Unmet Need for Annamycin


Fit?
50%
50%
7+3
(or other)
+36%
Ven-Aza
(or other)
+37%
32%
31%
Targeted
+21%
18%
19%
BMT/
Remission
+80%
BMT/
Remission
+80%
4%
4%
58%
13%
@
+80%
Unmet
Need
14%
11%
15%
Positive Outcome

	Daunorubicin (+ Ara-C)	Venetoclax (+ Azacitidine)	Targeted Therapy
Regimen	7+3	Ven-Aza	Gene-Targeted
Sub-population	Fit Patients (50%)	Unfit Elderly (50%)	2nd Line (Varies)
Durable CR%	30%	37%	~21%
All AML benefit[1]	14%	15%	11%
Critical characteristics	Cardiotox	Still leaves significant unmet need	Limited to certain gene mutations

Source: Management estimates and shown as if Annamycin becomes approved for AML; 1 - % of AML population sustaining durable positive outcome via BMT or remission

MOLECULIN

Competitive Landscape – CR/CRi Approval Rates


CR/CRi Rates for Existing FDA Approved 2nd Line AML Therapies Compared with AnnAraC 1
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Gilteritinib (Xospata) (FLT3)
Esasidenib 2 (Idhifa) (IDH2)
Ivosidenib (Tibsovo) (IDH1)
Olutasidenib (Rezlidhia) (IDH1)
Gemtuzumab 2 (Mylotarg) (CD33)
AnnAraC 3 (Anna+AraC) (All-Comers)
CR 4
CRi 4

1. This chart compares Complete Response (CR) and Complete Response with incomplete peripheral blood count (CRi) rates as submitted for FDA approval for existing 2nd line therapies (as single agents) to preliminary CR data for AnnAraC (the combination of Annamycin and Ara-C); Note: these data are from separate clinical trials with differing protocol designs and should not be considered direct comparisons. For example, existing therapies were tested in and approved only for those subjects with corresponding mutations, whereas AnnAraC data are for all relapsed/refractory AML subjects regardless of gene mutations.

2. Not approved in EU; US approval only.

3. AnnAraC studied in subjects with 1 or more prior lines of therapy (n=15); data as of 1/24/24 & preliminary and subject to change.

4. CR and CRi numbers for FDA approved second line therapies: F Thol et al; *How I treat refractory and relapsed acute myeloid leukemia*; Blood; 4 January 2024; Volume 143, Number 1. Note: some trials, including AnnAraC included patients with more than one prior lines of therapy.

MOLECULIN

Competitive Landscape – Unmet Need



AnnAraC Compared[1] with CR Approval Rates of Existing FDA-Approved 2nd Line AML Therapies
21% of 2nd Line AML patients expected to achieve a complete response with targeted therapy
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
6.3%
2.3%
0.9%
1.3%
10.4%
40.0%
Gilteritinib (Xospata) (FLT3)
Esasidenib[2] (Idhifa) (IDH2)
Ivosidenib (Tibsovo) (IDH1)[5]
Olutasidenib (Rezlidhia) (IDH1)[5]
Gemtuzumab[2] (Mylotarg) (CD33)
AnnAraC[3] (Anna+AraC) (All-Comers)
CR[4]
Expected Prevalence Weighted Benefit[6]

1. This chart compares Complete Response (CR) rates as submitted for FDA approval for existing 2nd line therapies (as single agents) to preliminary CR data for AnnAraC (the combination of Annamycin and Ara-C); Note: these data are from separate clinical trials with differing protocol designs and should not be considered direct comparisons. For example, existing therapies were tested in and approved only for those subjects with corresponding mutations, whereas AnnAraC data are for all relapsed/refractory AML subjects regardless of gene mutations.
2. Not approved in EU; US approval only.
3. AnnAraC studied in subjects with 1 or more prior lines of therapy (n=15); data preliminary and subject to change.
4. CR numbers for FDA approved second line therapies: F Thol et al; *How I treat refractory and relapsed acute myeloid leukemia*; Blood; 4 January 2024; Volume 143, Number 1. Note: some trials, including AnnAraC included patients with more than one prior lines of therapy.
5. Assumes each drug achieves an equal market share of IDH1 patients
6. CR rate multiplied by % of AML population presenting with targeted mutation (example: Gilteritinib achieved 21% CR rate in FLT3 subjects, which mutation is present in 30% of AML population, hence 21% x 30% = 6.3% of the total AML population are expected to achieve CR with this therapy).

MOLECULIN

Cardiotoxicity: Traditional Anthracyclines vs. Annamycin

Current Anthracyclines



Risk of Cardiac Event
mg/m²
850
600
550
450
100%
8.3%
65%
3.8%
FDA Limit
Risk of Heart Failure

Annamycin

Zero Cardiotoxicity



O
OH
O
CH₂OH
OH
O
OH
O
HO
O
CH₃
OH
I

- Wider therapeutic window
- Avoids multidrug resistance
- Better tissue/organ targeting

Source Current Cardiology Review, Anthracycline Cardiotoxicity: Prevalence, Pathogenesis and Treatment, Maria Volkova and Raymond Russel III. Referenced from Cancer. 2003 Jun 1;97(11):2869-79. "Congestive heart failure in patients treated with doxorubicin: a retrospective analysis of three trials". Swain SM, Whaley FS, Ewer MS., PMID: 12767102; Preliminary clinical studies from Moleculin.

Limitation for Current Standards of Care (SOC)

First Line Therapy in AML is Doxorubicin in a 7+3 Combination

AML: Ven+Aza CR of 30-40%

Elderly and Unfit

Complete Response Rate of Venclexta (SOC) in AML



VENCLEXTA FDA Approval Trial
Percent CR
60%
50%
40%
30%
20%
10%
0%
Ven+Aza
N=67
Ven+AraC
N=61

Standard-of-care therapies remain limited for unfit and elderly patients due to cardiotoxicity.

- Ven+Aza is the SOC for 7+3 unfit patients
- CR rate in FDA approval trial was 37% with those having a median duration of 5.5 months
- Most common adverse reactions (≥20%) in the trial: Nausea, diarrhea, thrombocytopenia, constipation, neutropenia, febrile neutropenia, fatigue, vomiting, peripheral edema, pneumonia, dyspnea, hemorrhage, anemia, rash, abdominal pain, sepsis, back pain, myalgia, dizziness, cough, oropharyngeal pain, pyrexia, and hypotension

Source: https://ascopubs.org/doi/10.1200/jco.2015.62.4734 and management estimates; excludes Venclexta plus Decitibine data due to small "n" and management's belief of low utilization of this combination in practice

Preclinical Data Driving Annamycin AML Clinical Direction

AML[1]

Preclinical Study at MD Anderson

Survival Benefits of Annamycin and ARA-C Combination in AML1-Turq2 Model

	Media survival	P vs vehicle	P vs ARA-C	P vs L-ANN
vehicle	14	-	0.6	
ARA-C	17	0.6	-	<0.0001
L-ANN	34.5	<0.0001	<0.0001	-
L-ANN + ARA-C	58	<0.0001	<0.0001	<0.0001



Percent survival
100
50
0
Day 36
Vehicle
L-ANN 4 mg/kg
ARA-C 50 mg/kg
L-ANN + ARA-C
0 10 20 30 40 50 60 70 80 90 100 110 120 130
Time, days

Demonstrated 68% Improvement in Overall Survival with Annamycin+Ara-C vs. Annamycin Alone in AML Mouse Model

1. Blood (2022)

Advancing Annamycin in AML

Phase 1: MB-104 MONOTHERAPY 100-120 mg/m^2	Phase 1/2: MB-105 MONOTHERAPY 120-240 mg/m2	Phase 1/2: MB-106 COMBINATION THERAPY Annamycin + Cytarabine
• N = 6 • 17% CRi (at suboptimal dosing) • Dosing limited by FDA Lifetime Anthracycline Dose (LTMAD) • Trial location – US	• N = 20 • Median lines of prior therapy = 4 • Median age of 240 mg/m^2 (RPD2) cohort = 65 years • 60% CR/CRi in 240mg/m^2 Cohort (N=5) • Trial location - Poland	• Recruitment as of 1/24/24 = 19 (67% of planned 28) • Intent to treat CR rate of 40% (N=15) as of 1/24/24 • Median lines of prior therapies = 1 (range 1-10) • Median age = 69 • Durability: 3 to 8 mos & increasing; 1 BMT; No MB-106 CR's have relapsed to date • Trial location – Poland & Italy
Key Findings		
• Well-tolerated in the study population • Limited to low doses • Morphologic leukemia free state was achieved in one subject in the 120 mg/m^2 cohort	• Positive correlation between response rate and dose	• "5+3" therapy • Durability: up to 8 months and increasing • Early evidence of efficacy in patients with previous therapy failures
Regulatory Significance		
• Demonstrated safe dosing within FDA-mandated limitations for anthracycline exposure	• Demonstrated safe dosing beyond FDA (and EMA) limitations for cumulative anthracycline exposure and early efficacy as single agent	• Addition of Cytarabine supported by compelling preclinical data showing improvement over Annamycin monotherapy

Source: Clinical study reports for MB-104 & MB-105. In MB-105 CRi = BMA <5%. MB-106 data is preliminary and subject to change. "ITT" = intent to treat.

Significant Patient Experiences in MB-106 Annamycin + Ara-C

	PROVEN DURABLE		TOO RECENT FOR DURABILITY	
Age (Yrs) Relapsed or Refractory	78 - Relapsed	64 - Refractory	70 – Relapsed	72- Relapsed
Prior Therapy (Mos)	2 Arm Study (7 mos) Ven/Aza (17 mos)	Ven/Aza (3 mos)	Kladrybine/Cytarabine (2 mos) Cytarabine (11 mos)	Kladrybine/LD AraC (7 mos)
Best Response in MB-106	CR	CR	CR	CR
Durability	~8 mos (and climbing)	Successful BMT (3 mos after single course)	TBD ~2 mos (and climbing)	TBD ~1 mo (and climbing)
Annamycin Dose (Cycle*)	190 mg/m^2 (2 cycles w/ 1 add'l scheduled)	230 mg/m^2 (1 cycles)	230 mg/m^2 (2 cycles)	230 mg/m^2 (1 cycle w/ 2nd cycle planned Jan '24)
Total anthracycline exposure	1140 mg/m^2	690 mg/m^2	1380 mg/m^2	690 mg/m^2

*Cycles = 5+3 therapy

Annamycin Demonstrates Efficacy in STS Lung Metastases (MB-107)

Demonstrated Stable Disease After Two Treatment Cycles


All Subjects in Phase 1B
Median
390
390
390
390
390
390
330
330
330
270
270
270
210
210
210
mg/m²
0
2
4
6
8
10
12
14
16
18
• Median PFS 2.6
• Median OS is 11+
• Median OS is 13 excl. w/d subject
PFS
OS
Months

Demonstrated Improvement with Dose ≤ 330 mg/m² and Fewer Prior Therapies

Preliminary MB-107 Summary as of Jan 8, 2024

Progression Free Survival Months (mos)	All Subjects	Phase 1B All Subjects	Phase 2 All Subjects	All Subjects Treated at 330 mg/m²	All Subjects with 2 or Fewer Prior Therapies (≤ 2PT)	All Subjects ≤ 330 mg/m² & ≤ 2PT
1 mos or >	100%	100%	100%	100%	**100%**	**100%**
2 mos or >	56%	40%	47%	57%	**75%**	**67%**
3 mos or >	22%	27%	24%	26%	**42%**	**44%**
4 mos or >	19%	13%	18%	22%	**25%**	**33%**
5 mos or >	9%	7%	12%	13%	**8%**	**11%**
6 mos or >	6%	0%	12%	9%	**8%**	**11%**
n =	32	15	17	23	**12**	**9**
Median mos	2.0	2.2	2.3	2.0	**2.6**	**2.8**
Median Prior Therapies (Range)	3 (1-11)	3 (1-9)	3 (1-11)	3 (1-11)	2 (1-2)	**2 (1-2)**
Median OS mos	N/A	11.3	10 & Incr	N/A	N/A	**N/A**

Overall survival (OS); Phase 2 subjects interim at this time, as majority of subjects continue survival (N/A)

MOLECULIN

Advantages of Annamycin Over Traditional Anthracyclines

Wider therapeutic window enabling higher doses to be delivered safely

Hair loss incidence < 65%-92% with doxorubicin

Potential to overcome multi-drug resistance

100%
Non-Cardiotoxic[1]

Validation Methods

LVEF Evaluation

ECHO Strain Evaluation by Central Lab

Highly Sensitive Cardiac Biomarkers of Troponin

Assessments from Independent Expert Cardio-oncologist

1: Based on clinical trial results to date in 66 patients

The Full Annamycin Opportunity

Potential for Significant Upside


13,500
STS Lung Metastases
20,000
Acute Myeloid Leukemia
Initial Annamycin Target Indications
TOTAL INCIDENCE
~33.5K
Clinical Validation Potentially Unlocks Exponential Growth Opportunity
41K
TNBC Lung
60K
Pancreatic Liver
67K
RCC Lung
67K
Endometrial Lung
104K
Colorectal Liver
104K
Colorectal Lung
Potential Annamycin Expansion Indications
TOTAL INCIDENCE
~478K
20K
Acute Myeloid Leukemia
13K
STS Lung
1K
Osteosarcoma Lung
Management estimates

*Per management's estimates

Global Network

- All technology licensed from MD Anderson Cancer Center (MDACC)
- Supports continuing preclinical research on our technology at MDACC close to $1M per year
- Supports preclinical research at UTMB
- Past & current externally funded trials – MD Anderson Cancer Center; Emory University, Aflac Cancer & Blood Disorders Center, Children's Healthcare of Atlanta; Madame Curie Institute (Poland), and others in discussion

MOLECULIN

Cash to Fund Operations into the 4th Quarter of 2024[1]

Nasdaq: MBRX

~$24.6M Cash Balance[2]

~$17M Market Cap[3]

~33.8M Shares Outstanding[4]

~188K 3 Month Avg. Volume[3]

1: Based on Management's current expectations and planned increase in development activities; 2: As of September 30, 2023 and cash raise in Q4-23; 3: As of February 12, 2024; 4: Fully diluted shares outstanding as of January 31, 2024

Upcoming Milestones

PROGRAM	MILESTONE	ESTIMATED TIME OF ACHIEVEMENT
Annamycin AML	In-depth Data Review and Presentation of Topline Data on MB-106 Clinical Trial	1H 2024 Current Target March
	MB-106 End of Phase 2 (EOP2) Meeting	1H 2024
	Identify Next Phase of Development / Pivotal Program	Mid-2024
	Initiate Pivotal Program	Q1 2025
Annamycin STS Lung Metastases	Final MB-107 Data Readout (OS developing)	2H 2024
	Identify Next Phase of Development / Pivotal Program	2024
	Initiate Investigator-led First Line Study	2025
WP1066	Start of Enrollment in Northwestern WP1066+Radiation Study	1H 2024

MOLECULIN

Core Management Belief…

Anthracyclines represent the most important first line treatments for AML and Advanced STS.

Annamycin allows, for the first time ever, a clear majority of patients to benefit from these treatments.